Exhibit 10.116
COMPUWARE CORPORATION
2002 DIRECTORS PHANTOM STOCK PLAN
FORFEITURE AND REPLACEMENT AGREEMENT
     THIS FORFEITURE AND REPLACEMENT AGREEMENT (“Agreement”) dated                     , is between COMPUWARE CORPORATION (the “Company”) and «director» (the “Director”).
     WHEREAS, the Director is currently a participant in the 2002 Directors Phantom Stock Plan (the “Plan”);
     WHEREAS, the Director currently has the right to receive a payment of cash due to prior awards of Phantom Shares made to the Director under the Plan;
     WHEREAS, the Director desires to forfeit all rights to payment of cash pursuant to these Phantom Shares and the Company desires to replace these forfeited Phantom Shares with an equivalent value of Restricted Stock Units pursuant to the attached Restricted Stock Unit Award Agreement and the Compuware Corporation 2007 Long Term Incentive Plan (the “LTIP”);
     THEREFORE, the Director and the Company agree to the following:
     1. The Director shall forfeit all rights to the payment of Phantom Shares under the Plan and the Director’s Phantom Share Award Agreements.
     2. As of January 1, 2009, the Company shall grant the Director a number of Restricted Stock Units under the LTIP determined by dividing the cumulative Value (as defined in the Plan) as of January 1, 2009 of Phantom Shares under the Plan held by the Director on such date by the average of the high and low sale prices per share of the Company’s common stock on Nasdaq on December 31, 2008 (or if the Common Stock is not traded on the Nasdaq on such date, then on the next preceding date on which the Common Stock was so traded) and such Restricted Stock Units shall have such other terms as set forth in the Restricted Stock Unit Award Agreement attached hereto as Exhibit A.
     3. The Director has had an opportunity to review this Agreement with Director’s independent tax advisor.
     IN WITNESS WHEREOF, the undersigned agreed to the terms of this Agreement and executed as of the date set forth above.

COMPUWARE CORPORATION
By:
Daniel S. Follis, Jr.
General Counsel & Secretary

DIRECTOR
By: